GUARANTEE

               In order to induce Dime Commercial Corp. (which, together with its successors, endorsees and assigns, is hereinafter called the "Lender") to make such advances, loans or extensions of credit, directly or indirectly, to GSE Power Systems, Inc. ("Power") and GSE Process Solutions, Inc. ("Process") (hereinafter, whether one or more, called the "Borrower") and to grant to the Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as the Lender may deem advisable, and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned (hereinafter, whether one or more, called the "Guarantor") who, if more than one, shall be jointly and severally liable hereunder, hereby absolutely and unconditionally guarantees to the Lender the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable with respect to any and every obligation or liability of the Borrower to the Lender, whether now existing or hereafter incurred (including, without limitation, interest accruing after, and advances made after, the commencement of a bankruptcy case or proceeding with respect to the Borrower), whether contracted by the Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured arising under, in connection with or relating to the Loan and Security Agreement dated June , 1999 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") among GSE Systems, Inc., GSE Power Systems, Inc., GSE Process Solutions, Inc.,MSHI, Inc., GP International Engineering & Simulation, Inc. and Lender (such obligations and liabilities of the Borrower being hereinafter collectively called the "Liabilities"). Notwithstanding any language contained in this Guarantee relating to loans, it is expressly intended, contemplated and agreed that Guarantor's obligations under this Guarantee shall extend to each and all of the Liabilities, whether or not such Liabilities relate directly or indirectly to loans.

               The liability of the Guarantor hereunder shall in no event exceed the principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000) (the "Original Principal Amount") as such amount may be increased as provided below in this paragraph, plus interest on such amount to the extent hereinafter provided in this Guarantee and expenses related to enforcement of this Guarantee. Interest will accrue on the principal amount of the Guarantor's obligations hereunder from and after the date three (3) Business Days (as defined in the Loan Agreement) after any demand for payment hereunder at the Default Rate (as defined in the Loan Agreement). The Original Principal Amount shall be increased by (a) the amount of all payments by the Guarantor hereunder of the outstanding principal amount of the Liabilities of Process, provided that the amount of such increase shall not exceed $1,500,000, and (b) the amount of all payments by the Guarantor hereunder of the outstanding principal amount of the Liabilities of Power, provided that the amount of such increase shall not exceed $1,500,000. In no event will the Guarantor be obligated to pay hereunder more than $3,300,000 of the outstanding principal amount of the Liabilities of Power and Process in the aggregate (including the Original Principal Amount), plus interest and enforcement expenses as herein provided. The Lender is expressly authorized to demand payment from the Guarantor and enforce this Guarantee against the Guarantor and to recover the Original Principal Amount plus the maximum amount by which the Original Principal Amount could be increased pursuant to this paragraph. Notwithstanding anything to the contrary herein, in the event of the occurrence of any Event of Default under the Loan Agreement, the Lender shall have the right at any time to commence a litigation against the Guarantor and exercise any other remedies and to recover a principal amount equal to the outstanding principal amount of the Liabilities of Power (other than its Liabilities under Section 11 of the Loan Agreement) not to exceed $1,800,000 plus the outstanding principal amount of the Liabilities of Process (other than its Liabilities under Section 11 of the Loan Agreement) not to exceed $1,500,000, plus such interest and enforcement expenses referred to above. In any such litigation, the Guarantor shall not be permitted to assert that its liability hereunder is limited to $1,800,000. Moreover, in the event of any bankruptcy, insolvency, reorganization or similar case or proceeding with respect to the Guarantor, the Lender shall have the right to file a proof of claim, claim or other similar document and to recover a principal amount equal to the outstanding principal amount of the Liabilities of Power (other than its Liabilities under Section 11 of the Loan Agreement) not to exceed $1,800,000 plus the outstanding principal amount of the Liabilities of Process (other than its Liabilities under Section 11 of the Loan Agreement) not to exceed $1,500,000, plus such interest and enforcement expenses referred to above.

     The Guarantor expressly acknowledges that the Lender may assign certain of its rights and claims under the Loan Agreement and the Loan Documents (as defined in the Loan Agreement) against Power, a portion of its security interest in Power's assets and certain related rights, claims and security interests, including, without limitation, a portion of its rights under this Guarantee relating to the Liabilities of Power, to the Export-Import Bank of the United States ("EximBank"). In the event of such an assignment:

     (a) the Lender shall have the right at any time to commence a litigation against the Guarantor and exercise any other remedies (including, without limitation, filing a proof of claim, claim or similar document in any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Guarantor) and to recover a principal amount equal to the outstanding principal amount of the Liabilities of Process (other than its Liabilities under Section 11 of the Loan Agreement) not to exceed $1,500,000, plus such interest and enforcement expenses referred to above,

     (b) EximBank shall have the right at any time to commence a litigation in the same or any other court of competent jurisdiction against the Guarantor and exercise any other remedies (including, without limitation, filing a proof of claim, claim or similar document in any bankruptcy, insolvency, reorganization or similar proceeding) and to recover a principal amount equal to the outstanding principal amount of the Liabilities of Power (other than its Liabilities under Section 11 of the Loan Agreement) not to exceed $1,800,000, plus such interest and enforcement expenses referred to above, and

     (c) the Guarantor shall not be permitted to assert that its liability hereunder is limited to $1,800,000.

          The liability of the Guarantor under this Guarantee shall not be affected by nor shall anything herein contained be deemed to be a limitation on the nature or the amount of loans, advances or other extensions of credit made to the Borrower. Such continuing liability shall not be reduced on account of any payment or performance by the Borrower, but shall be reduced only to the extent the Guarantor makes payments to the Bank on account of liability of the Guarantor pursuant to this Guarantee.

          This Guarantee will terminate one year after the date of this Guarantee but only to the extent it relates to Liabilities arising from Loans and Lender Letters of Credit (as defined in the Loan Agreement) made or issued after the effective date of such termination, provided that such termination will not be effective unless the Guarantor gives at least thirty (30) days prior written notice to the Lender, which must be receipted for by an officer of the Lender. The Guarantor acknowledges and agrees that delivery of such notice shall constitute an immediate Event of Default under the Loan Agreement and, without limiting the rights and remedies available to the Lender, the Lender shall have the right to demand payment under and otherwise enforce this Guarantee.

          In the event of any such termination of this Guarantee, the Guarantor shall nevertheless remain liable with respect to all Liabilities created or arising prior to the effective date of termination; and with respect to such Liabilities and any renewals and extensions, and any Liabilities arising out of them, including, without limitation, interest, fees and enforcement expenses relating thereto, this Guarantee shall remain in full force and effect and the Lender shall have all the rights herein provided for as if no such termination had occurred.

          As used in this Guarantee, the following terms shall have the following meanings:

               (a) "Claims" shall mean any and all claims, rights and demands, presently existing or hereafter arising, and all interest heretofore or hereafter accrued thereon, and any and all collateral or security interests relating thereto and the proceeds thereof, which the Guarantor now has or may hereafter have or acquire against the Borrower.

               (b) "Collateral" shall mean any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing, or relating to any or all of the Liabilities, together with all amendments, modifications, renewals or extensions thereof.

               The Guarantor hereby grants to the Lender full power, without notice to the Guarantor, and, if there is more than one Guarantor liable hereunder, without in any way affecting the joint and several obligations of each Guarantor hereunder, to deal in any manner with the Borrower, the Liabilities, the Collateral and with any other Guarantor hereunder, and any other guarantor of the Liabilities including, without limitation, the powers:
(a) to modify or otherwise change any terms of all or any part of the Liabilities and/or the Collateral, to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, subordination, compromise or settlement with respect to the Borrower, the Liabilities, the Collateral, and the obligation of any one or more of the Guarantors; (b) to enter into any agreement of forbearance with respect to all or any part of the Collateral, or with respect to the Liabilities of the Borrower or the obligations of any Guarantor, or to change the terms of any such agreement; (c) to forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the Collateral; and
(d) to consent to the substitution, exchange, or release of all or any part of the Collateral, whether or not the collateral, if any, received by the Lender upon such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by the Lender.

               The Guarantor waives any notice of the acceptance of this Guarantee, or of the creation, renewal or accrual of any of the Liabilities, present or future, or of the reliance of the Lender upon this Guarantee. The Liabilities shall conclusively be presumed to have been created, contracted for, incurred or suffered to exist in reliance upon this Guarantee, and all dealings between the Borrower and the Lender shall likewise be presumed to be in reliance upon this Guarantee. The Guarantor waives protest, presentment, demand for payment, notice of default or non-payment, and notice of dishonor to or upon the Guarantor, the Borrower, or any other party liable for any of the Liabilities. The Guarantor acknowledges that this Guarantee and the Guarantor's obligations under this Guarantee are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guarantee and the obligations of the Guarantor under this Guarantee, (b) the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guarantee, or (c) the obligations of any other guarantor under this Guarantee or otherwise with respect to the Liabilities. The obligations of the Guarantor hereunder, and the rights of the Lender in the Collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights against the Lender by reason of the fact that the Lender fails to preserve any rights in the Collateral or take any action whatsoever in regard to the Collateral or that any of the Collateral may be in default at the time of acceptance thereof by the Lender or later; nor by reason of the fact that a valid lien in any of the Collateral may not be conveyed to, or created in favor of the Lender; nor by reason of the fact that any of the Collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid or unenforceable against the Borrower or any obligor thereon for any reason whatsoever; nor by reason of the fact that the value of the Collateral, if any, or the financial condition of the Borrower, or of any obligor on the Liabilities or any obligation included in the Collateral may not have been correctly estimated or was thereafter changed; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the Collateral; nor by reason of the release, in whole or in part, with or without consideration of the Collateral or any of it.

               Subject to the second paragraph in this Guarantee, in case the Borrower shall fail to pay all or any part of the Liabilities when due, the Guarantor immediately will pay to the Lender the amount due and unpaid by the Borrower under such Liabilities, in like manner as if such amount constituted the direct and primary obligation of the Guarantor. The Lender shall be entitled to exercise any rights and remedies it may have under this Guarantee without being obligated to resort first to the Collateral or to any other security or to any other remedy or remedies to enforce payment or collection of the Liabilities, and may pursue all or any of its remedies at one or at different times. With respect to the Claims, the Guarantor hereby irrevocably subordinates the Claims to the prior payment in full of all of the Liabilities, and the Guarantor agrees that the Lender shall have the full right in its own name or in the name of the Guarantor to collect and enforce such Claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement of debts at any time proposed, or otherwise, the Lender and each of its officers being hereby irrevocably constituted attorneys-in-fact for the Guarantor for the purpose of such enforcement and for the purpose of endorsing in the name of the Guarantor any instrument for the payment of money. In furtherance of such subordination, but without limiting or reducing the amount of the Guarantor's obligations under this Guarantee, the Guarantor will receive as trustee for the Lender and will pay to the Lender forthwith upon receipt thereof any amounts which the Guarantor may receive from the Borrower on account of the Claims. The Guarantor agrees that no payment on account of such Claims or any security interest therein shall be created, received, accepted or retained nor shall any financing statement be filed with respect thereto by the Guarantor unless and until the Borrower has paid and satisfied in full all the Liabilities. The Lender is hereby authorized and empowered, upon the occurrence of any Event of Default, to appropriate and apply to the payment and extinguishment of the Liabilities of the Borrower any and all Claims and payments thereof, without demand, advertisement or notice, all of which are hereby expressly waived, and such application shall not limit or reduce the amount of the Guarantor's obligations under this Guarantee.

               In the event that the Lender shall receive any payments on account of any of the Liabilities, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Lender that the same were improper, and the Lender either voluntarily or pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by, the Lender, for the amount of such repaid or returned payments, notwithstanding the fact that such repaid or returned payments may theretofore have been credited on account of the Liabilities or any of them. If the Guarantee hereunder with respect to any Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of such Guarantor's aggregate liability under this Guarantee, then notwithstanding any other provision of this Guarantee to the contrary, the maximum liability of such Guarantor hereunder shall be automatically limited and reduced to an amount equal to the maximum amount that would not render this Guarantee with respect to such Guarantor void, invalid or unenforceable. The invalidity or unenforceability of any portion of this Guarantee shall in no way affect the validity or enforceability of any other portion of this Guarantee.

               The Guarantor hereby irrevocably waives for the benefit of the Borrower and the Lender, and agrees that it will not exercise, any rights which it may have or acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all of the Liabilities shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when any of the Liabilities shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Liabilities, whether matured or unmatured, in accordance with their terms.

               The Guarantor agrees to pay all reasonable expenses incurred by the Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with enforcement of this Guarantee.

               No delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise the same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall the Lender be liable for exercising or failing to exercise any such power or right; the rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which the Lender or anyone on whose behalf it has acted or shall act as herein provided, or its or his or their transferees, may or will otherwise have.

               All payments hereunder shall be made without set-off or counterclaim and free and clear of, and without deduction for, any present or future withholding or other taxes or duties, including stamp duties, or other charges of any nature imposed on such payments by or on behalf of any government or any political subdivision or agency thereof or therein. If any such taxes, duties or charges are so levied or imposed on any such payment, the Guarantor will make additional payments in such amounts as may be necessary so that the net amount received by the Lender, after deduction for or on account of all such taxes, duties or charges, will be equal to the amount provided for herein. The Guarantor shall furnish promptly to the Lender official receipts evidencing the payment of any such taxes, duties or charges paid by the Guarantor. This paragraph shall not apply to taxes imposed on the net income of the Lender by the United States of America, or the State of New York or any political subdivision thereof. In the event that the Lender actually receives a refund of or credit for taxes in respect of which the Guarantor has made additional payments to the Lender under this paragraph which credit or refund is identifiable by the Lender as being a result of taxes in respect of which the Guarantor has made additional payments to the Lender under this paragraph, the Lender shall promptly notify the Guarantor and shall remit to the Guarantor the amount of such refund or credit (without interest) up to but not exceeding the lesser of (a) such additional payment or payments by the Guarantor, or (b) the actual after-tax benefit to the Lender resulting from such refund or credit as conclusively determined by the Lender. Nothing contained herein shall (i) obligate the Lender to apply for such a refund or credit or (b) afford to the Guarantor any right to inspect or review any financial or tax records of the Lender.

               The term "the Lender" as used throughout this instrument shall be deemed to include Dime Commercial Corp., all of its branches and departments, and any individual, partnership or corporation acting as its nominee or agent, and any corporation the majority of the voting stock of which is owned or controlled, directly or indirectly, by Dime Commercial Corp. or The Dime Savings Bank of New York, FSB. The term "Borrower" as used throughout this instrument shall include the individual or individuals, association, partnership, limited liability company, or corporations named herein as the Borrower, and (a) any successor, individual or individuals, association, partnership, or limited liability company or corporations to which all or substantially all of the business or assets of the Borrower shall have been transferred, (b) in the case of a Borrower which is a partnership or limited liability company, any new partnership or limited liability company which shall have been created by reason of the admission of any new partner or partners or new member or members therein or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner or member, and (c) in the case of a Borrower which is a corporation, any other corporation into or with which the Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

               This Guarantee shall, without further reference, pass to and may be relied on and enforced by any successor or assignee of the Lender, and any transferee or subsequent holder of any of the Liabilities, and the Borrower and/or the Guarantor will not assert any claims it may have against the Lender against any such assignee, successor, transferee, or any other subsequent holder. Subject to the fifth paragraph in this Guarantee, this Guarantee is a continuing guarantee, and is to remain in full force and effect until the termination of the Commitment (as defined in the Loan Agreement) and the payment of all Liabilities of the Borrower to the Lender, whether now existing or hereafter incurred, notwithstanding the appointment of a receiver of, or the dissolution of, and/or any other change in, or with respect to, the Borrower. No change, modification, waiver, or discharge, in whole or in part, of this Guarantee shall be effective unless in writing and signed by the party against whom such change, modification, waiver, or discharge is sought to be enforced.

               THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF, THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE GUARANTOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST THE GUARANTOR WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, THE GUARANTOR ACCEPTS AND CONSENTS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY THE LENDER IN WRITING, WITH RESPECT TO ANY CLAIM, ACTION OR PROCEEDING BROUGHT BY IT AGAINST THE LENDER AND ANY QUESTIONS RELATING TO USURY. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING BY PERSONAL DELIVERY OR BY THE MAILING THEREOF BY THE LENDER BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE ADDRESS SPECIFIED IN THE RECORDS OF THE LENDER, SUCH SERVICE OF PROCESS BY MAIL TO BE DEEMED EFFECTIVE ON THE FIFTH DAY FOLLOWING SUCH MAILING. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH LEGAL ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY MANNER PROVIDED BY LAW.

               The Guarantor has made an independent investigation of the Borrower and of the financial condition of the Borrower. The Lender has not made and does not make any representations as to the income, expense, operation, finances or any other matter or thing affecting the Borrower nor has the Lender made any representation as to the amount or nature of the Liabilities of the Borrower to which this Guarantee applies as specifically herein set forth, nor has the Lender or any officer, agent or employee of the Lender or any representative thereof, made any other oral representations, agreements or commitments of any kind or nature, and the Guarantor hereby expressly acknowledges that no such representations have been made. It is agreed that any and all understandings and agreements heretofore made between the parties hereto are merged in this Guarantee, and that this Guarantee alone, fully and completely, expresses the understanding of such parties.

               If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase U.S. Dollars with such other currency in New York City on the business day (being any day on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in New York City) preceding that on which final judgment is given. The obligation of the Guarantor in respect of any sum due from it to the Lender hereunder shall, notwithstanding any judgment in a currency other than U.S. Dollars, be discharged only to the extent that on the business day following receipt by the Lender of any sum adjudged to be so due in such other currency the Lender may in accordance with normal banking procedures purchase U.S. Dollars with such other currency; if the U.S. Dollars so purchased are less than the sum originally due to the Lender in U.S. Dollars, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to the Lender in U.S. Dollars, the Lender agrees to remit to the Guarantor such excess.

               NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE LENDER FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS GUARANTEE, THE LIABILITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

               TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR WAIVES THE RIGHT TO INTERPOSE COUNTERCLAIMS, CROSS-CLAIMS OR SETOFFS OF ANY KIND AND DESCRIPTION AND ALL DEFENSES (OTHER THAN PAYMENT IN FULL OF ALL LIABILITIES IN
CASH) IN ANY LITIGATION ARISING HEREUNDER.

               AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THE GUARANTOR AND THE LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE GUARANTOR, THE BORROWER OR THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO EXTEND CREDIT .

               IN WITNESS WHEREOF, this Guarantee has been duly executed by the undersigned on the _________ day of June, 1999.

                                                       GUARANTORS:


                                                       GP STRATEGIES CORPORATION


                                                       By: _____________________

                                                       Name:
                                                       Title:


                                                       By: _____________________

                                                       Name:
                                                       Title: